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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "Agreement"), dated this August 24, 2006 by and between UGI Corporation ("Assignor") and UGI Utilities, Inc. ("Assignee"), a wholly owned subsidiary of the Assignor.

                               W I T N E S S E T H

     Whereas, the Assignor has entered into that certain (the "Purchase Agreement"), dated January 26, 2006, and amended on August 24, 2006, by and between Southern Union Company (the "Seller") and the Assignor;

     WHEREAS, in connection with the Purchase Agreement, the Assignor has entered into that certain Employee Agreement (the "Employee Agreement"), dated January 26, 2006, and amended on August 24, 2006, by and between the Seller and Assignor;

     WHEREAS, the terms of the Employee Agreement are incorporated into the Purchase Agreement pursuant to Section 13.13 of the Purchase Agreement;

     WHEREAS, pursuant to Section 13.3 of the Purchase Agreement the Assignor may assign all or part of its rights under the Purchase Agreement to a wholly owned subsidiary of Assignor;

     Whereas, the Assignor has agreed to assign its rights to the Employees' Retirement Plan of Southern Union Company Pennsylvania Division (the "SUG Pension Plan") under the Employee Agreement to the Assignee, and the Assignee has agreed to accept such assignment of rights to the SUG Pension Plan from the Assignor and to assume, pay and perform all obligations of the Assignor with respect to the SUG Pension Plan in accordance with the terms and conditions of the Employee Agreement; and

     Whereas, except as otherwise defined herein, capitalized terms used in this Agreement shall have the same meaning herein as defined in the Purchase Agreement.

     Now Therefore, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Notwithstanding anything else herein to the contrary or contained in any other document, the Assignor hereby assigns all of its rights to the SUG Pension Plan to the Assignee and its successors and assigns, and the Assignee hereby accepts such assignment and agrees to assume, pay and perform all obligations of the Assignor with respect to the SUG Pension Plan in accordance with the terms and conditions of the Purchase Agreement.

     2. Each party hereto agrees, upon the reasonable request of the other party hereto (and at such other party's expense), to make, execute and deliver any and all
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documents or instruments of any kind or character, and to perform all such other actions, that may be necessary or proper and reasonable to effectuate, confirm, perform or carry out the terms and provisions of this Agreement.

     3. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflict of laws provisions.

     4. This Agreement may not be amended or terminated except by a written instrument duly signed by each of the parties hereto.

     5. This Agreement may be executed by facsimile and/or in one or more counterparts, each of which shall be considered an original, and all of which taken together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.


                                         UGI CORPORATION

                                         By:
                                            --------------------------------
                                            Name:  Robert H. Knauss
                                            Title: Vice President and General
                                                   Counsel
                                         UGI UTILITIES, INC.

                                         By:
                                            --------------------------------
                                            Name:  Thomas M. Jackal
                                            Title: Vice President-Law,
                                                   Associate General Counsel